UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 10, 2007

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2007, Donald M. Muir accepted an offer of employment as Chief Financial Officer of Lionbridge. Mr. Muir will join Lionbridge on September 17, 2007. A copy of the press release dated September 11, 2007 announcing the employment of Mr. Muir is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Pursuant to an offer letter dated September 10, 2007 (the "Offer Letter"), Mr. Muir will receive an annual base salary of $300,000. He is eligible for a target bonus of 60% of his annual base salary subject to the achievement of specific objectives. For fiscal year 2007, 50% of Mr. Muir's target bonus will be guaranteed and pro rated for the days in 2007 he is employed by Lionbridge. Mr. Muir will receive an option to purchase 160,000 shares of Lionbridge's common stock at an exercise price equal to the closing price of Lionbridge's common stock on the NASDAQ Global Select Market on September 17, 2007. Subject to his continued employment, 25% of the shares subject to the option will vest on the first anniversary of his commencement date and an additional 12.5% of the shares will vest each six month period thereafter. Mr. Muir also will receive 60,000 shares of restricted stock that will vest (subject to continued employment) 25% on each anniversary of his commencement date. The Offer Letter also provides that if Mr. Muir is terminated without cause, he will receive base salary continuation payments for a period based on his length of service with Lionbridge. This time period ranges from a minimum of three months to a maximum of twelve months in the event Mr. Muir has been employed as Chief Financial Officer for one year or longer. No severance is provided if Mr. Muir has been employed less than three months. Subject to the terms of the Offer Letter, Mr. Muir will also participate in Lionbridge's Change of Control Plan, under which he will be entitled to salary and benefit continuation for a period based on his length of service with Lionbridge if his employment is terminated without cause or for good reason following a change of control, as well as accelerated vesting of equity. This time period ranges from a minimum of three months to a maximum of 18 months in the event Mr. Muir has been employed as Chief Financial Officer for one year or longer prior to the change of control.

Mr. Muir is an employee-at-will.

Jeffrey Fitzgerald, who has served as Interim Chief Financial Officer since August 24, 2007, will remain with Lionbridge as Vice President Finance and Corporate Controller.

The foregoing summary is qualified in its entirety by reference to the Offer Letter and the Lionbridge Change of Control Plan, copies of which are attached as Exhibits 10.1 – 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

September 11, 2007	By:	Margaret A. Shukur

Name: Margaret A. Shukur
Title: Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Offer Letter between Donald Muir and Registrant dated September 10, 2007
10.2	Lionbridge Change of Control Plan (filed as Exhibit 10.2 to Current Report on Form 8-K filed on November 7, 2006 and incorporated herein by reference)
99.1	Press Release of Registrant dated September 11, 2007